UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

OPKO Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd. Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 21, 2018, the Compensation Committee of the Board of Directors (the “Committee”) of OPKO Health, Inc. (the “Company”) held a meeting to review certain compensation matters for the Company’s executive officers and non-executive employees. At the meeting, the Committee granted stock options to the Company’s named executive officers to purchase the number of shares of the Company’s common stock set forth opposite their names below. The stock options vest ratably over four years and expire on the tenth anniversary of the grant date.

Name	Title	Stock Options
Phillip Frost, M.D.	Chairman/Chief Executive Officer	500,000
Jane H. Hsiao, Ph.D.	Vice Chairman/Chief Technical Officer	500,000
Steven D. Rubin	Executive Vice President	300,000
Adam Logal	Senior Vice President/Chief Financial Officer	300,000

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
On June 21, 2018, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Below is a summary of the proposal and corresponding vote.

1.	All nine nominees were elected to the Board of Directors with each director receiving votes as follows:

Election of Directors	For	Withheld	Broker Non-Vote
Phillip Frost, M.D.	313,064,776	14,551,080	128,877,470
Jane H. Hsiao, Ph.D.	293,442,561	34,173,325	128,877,470
Steven D. Rubin	293,284,729	34,331,127	128,877,470
Robert S. Fishel, M.D.	325,679,378	1,936,478	128,877,470
Richard M. Krasno, Ph.D.	314,639,444	12,976,412	128,877,470
Richard A. Lerner, M.D	311,973,145	15,642,711	128,877,470
John A. Paganelli	300,201,245	27,414,611	128,877,470
Richard C. Pfenniger, Jr.	307,628,885	19,986,971	128,877,470
Alice Lin-Tsing Yu, M.D., Ph.D.	313,691,514	13,924,342	128,877,470

2.
The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company (“Say On Pay”) as disclosed in the Company’s Proxy Statement for the Annual Meeting. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
310,974,130	15,559,734	1,081,992	128,877,470

3.
The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Vote
449,157,972	4,316,059	2,595,734	0

No other matters were considered or voted upon at the meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Adam Logal
Date: June 22, 2018	Name:	Adam Logal
	Title:	Senior Vice President, Chief Financial Officer